UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 23, 2020
iRhythm Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director; Appointment of Committee Member

On April 23, 2020, the Board of Directors (the “Board”) of iRhythm Technologies, Inc. (the “Company”) approved an increase in the size of the Board by one director, from seven to eight directors, and elected Renee Budig to the Board, effective April 23, 2020. Ms. Budig will serve in the class of directors whose term expires at the annual meeting of stockholders to be held in 2021. In addition, the Board appointed Ms. Budig as a member of the Audit Committee of the Board, effective April 23, 2020.

Ms. Budig has served as a member of the Board of Directors and as Chair of the Audit Committee of Chegg, Inc. since November 2015. Since September 2012, Ms. Budig has served as the Executive Vice President and Chief Financial Officer of CBS Interactive, a division of ViacomCBS, the world’s largest publisher of premium digital content and a perennial top 10 Internet company. Previously, Ms. Budig served as Chief Financial Officer of Hightail, Inc. (formerly branded YouSendIt and acquired by OpenText), a cloud service that allowed users to send, receive, digitally sign and synchronize files. Prior, Ms. Budig was the Vice President of Finance at Netflix, Inc. and the Vice President of Finance for Veritas Software. Ms. Budig holds a B.S. in Business Administration from the University of California, Berkeley.

As a director, Ms. Budig will participate in the compensation program applicable to all non-employee directors, which is described under the heading “Director Compensation” in the Company’s Definitive Proxy Statement relating to the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 25, 2019.

Ms. Budig is expected to execute the Company’s standard form of indemnification agreement, a copy of which has been filed as
Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-213773) filed with the Securities and Exchange Commission on September 23, 2016.

There is no arrangement or understanding between Ms. Budig and any other person pursuant to which Ms. Budig was elected as a director of the Company. There are no family relationships between Ms. Budig and any director or executive officer of the Company, and, other than as described above, no transactions involving Ms. Budig that would require disclosure under Item 404(a) of Regulation S-K.

On April 23, 2020, the Company issued a press release announcing appointment of Ms. Budig to the Board as directors. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of iRhythm Technologies, Inc. dated as of April 23, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: April 24, 2020	By:	/s/ Kevin M. King
Kevin M. King
Chief Executive Officer